Acquisitions, Investments and Disposals: Preliminary fair values of net assets acquired, Donetsk Electrometallurgical Plant (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 22, 2011 Donetsk Electrometallurgical Plant (DEMP) Preliminary Fair Value
Cash and cash equivalents	$ 643,379		$ 340,800				$ 480
Other current assets	28,733		30,343				230,402
Property, plant and equipment	7,076,303	[1]	5,392,326	[1]			233,101
Other non-current assets	222,442	[2]	220,592	[2]			1,457
Current liabilities	4,739,216		3,699,579				(210,699)
Non-current liabilities							(24,801)
Deferred income taxes							(31,692)
Fair value of net assets acquired							198,248
Goodwill	1,151,187	[3],[4]	969,560	[3],[4]	894,374	[3]	223,681
Total Investment							$ 421,929

[1]	See Note 10
[2]	See Note 12
[3]	Net of effects of intersegment eliminations
[4]	See Note 3(f)